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                                                                EXHIBIT 10.9



                           SECOND AMENDMENT TO LEASE
                              (ORIGINAL BUILDING)


     THIS SECOND AMENDMENT TO LEASE (the "Amendment"), made as of the 17th day of July, 1996, by and between CORPORATE DRIVE ASSOCIATES, LLC, an Indiana limited liability company ("Landlord"), and BRIGHTPOINT, INC., a Delaware corporation f/k/a/ WHOLESALE CELLULAR USA, INC. ("Tenant"), WITNESSES that:

                                    Recitals

     WHEREAS, Landlord and Tenant entered into that certain Lease, dated June 6, 1995 ("Initial Lease"), as amended by that certain Amendment to Lease, dated October 3, 1995 ("First Amendment"), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord a building constructed by Landlord ("Building") at the southwest corner of the intersection of Corporate Drive and Corporate Way in Corporate Center North Corporate Park, Indianapolis, Indiana, together with the parcel of real estate upon which the Building has been constructed, as such parcel is more particularly described on Exhibit A-2 to the Lease ("Parcel");

     WHEREAS, Landlord has completed the construction of the Building on the Parcel in accordance with the terms and provisions of the Initial Lease and the plans and specifications attached to the Initial Lease, and Landlord has completed the construction of a second floor of office space inside the Building and certain other improvements to the Building and the Parcel (collectively referred to as the "Additional Improvements") in accordance with the terms and provisions of the First Amendment and the plans and specifications attached to the First Amendment;

     WHEREAS, Tenant desires Landlord to construct an expansion of the Building and make certain other improvements to an adjoinder parcel of real estate (collectively referred to as the "Expansion Improvements"), the construction of which Expansion Improvements is not expressly provided for by the Initial Lease, the plans and specifications attached to the Initial Lease, the First Amendment or the plans and specifications attached to the First Amendment;

     WHEREAS, Landlord and Tenant have entered into that certain Lease, dated the date hereof ("Adjoinder Lease"), pursuant to which Landlord is leasing to Tenant and Tenant is leasing from Landlord the Expansion Improvements, together with the adjoinder parcel of real estate upon which the Expansion Improvements are to be constructed, as such adjoinder parcel is more particularly described on Exhibit A-2 to the Adjoinder Lease ("Adjoinder Parcel");

     WHEREAS, as a condition of entering into the Adjoinder Lease, Landlord and Tenant have agreed to certain amendments, modifications and supplements to the Initial Lease, as amended by the First Amendment (collectively referred to as the "Lease"), and Landlord and Tenant desire to amend, modify and supplement the Lease to reflect the agreement between the parties;

     NOW, THEREFORE, in consideration of the premises, Landlord and Tenant entering into the Adjoinder Lease, the mutual covenants and agreements set forth in the Lease and contained herein, and other valuable consideration, the receipt and sufficiency of which are acknowledged hereby, Landlord and Tenant hereby amend, modify and supplement the Lease as follows:

     1. The definition of the "Parcel", as set forth in Section 1 of the Lease, shall be amended by substituting Replacement Exhibit A-1 and Replacement Exhibit A-2 attached hereto for Exhibits A-1 and A-2, respectively, attached to the Lease.

     2. The definition of the "Initial Lease Term", as set forth in Section 2 of the Lease and as amended by the First Amendment, shall be amended to mean the period commencing on the date that is the

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"Commencement Date" (as defined in the Lease) and ending on the "Expiration
Date" (as defined in the Adjoinder Lease).

     3. The fifth sentence in Section 9 of the Lease shall be amended by substituting "the expiration of the Warranty Period" for "receipt of the Acceptance Letter".

     4. The first sentence in Section 10 of the Lease shall be amended by deleting "so that such utility services are not commonly metered with any other building".

     5. The first sentence in Subsection 12(a) of the Lease shall be supplemented by adding the following:

     provided that Landlord, in its sole and absolute discretion, may
     (i) withhold its consent to any proposed assignment of this Lease if the proposed assignee is not the same party that then is, or, after a concurrent assignment occurs, will be, the tenant under that certain Lease by and between Landlord and Tenant, dated
     July 17, 1996 ("Adjoinder Lease"), and (ii) in the case of such a concurrent assignment to occur, condition its consent to any proposed assignment of this Lease on the occurrence of the concurrent assignment.

     6. The first sentence in Subsection 12(b) of the Lease shall be amended by substituting the following for the portion of such sentence after the date "December 31, 1994":

     such entity concurrently will become by virtue of the Merger or Asset Sale the tenant under the Adjoinder Lease, specifically assumes the obligations of Tenant under this Lease and the Adjoinder Lease and agrees to cure any outstanding default pursuant to such obligations, and Tenant otherwise complies with the terms and conditions of this Section.

     7. The first sentence in Subsection 14(e) of the Lease shall be amended by substituting "thirty (30) days" for "fifteen (15) days".

     8. Subsection 17(a) of the Lease shall be supplemented by adding the following:

          (xi) Any default by the tenant under the Adjoinder Lease, if such default is not cured within the applicable cure period, if any, provided in the Adjoinder Lease.

     9. The first sentence of Section 19 of the Lease shall be supplemented by adding the following:

     and to any declaration of covenants, restrictions and easements with respect to the Leased Premises and the premises leased to Tenant under the Adjoinder Lease ("Adjoinder Premises").


     10.  Section 19 of the Lease shall be supplemented by adding the following:

     Tenant acknowledges that the Leased Premises may be (i) subjected to the same mortgage or other method of financing or refinancing as that to which the Adjoinder Premises is subjected or (ii) subjected to separate mortgages or other methods of financing or refinancing. Accordingly, Tenant acknowledges that (i) this Lease and the Adjoinder Lease may be subordinate to the same or different mortgages or other methods of financing or refinancing, and (ii) this Lease, the Adjoinder Lease and the rents payable hereunder and thereunder may be assigned to the same or different mortgage lenders or lien holders.

     11.  Section 25 of the Lease shall be supplemented by adding the following:

     Notwithstanding anything set forth herein, (i) Tenant may not exercise its option to purchase the Leased


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      Premises, unless Tenant simultaneously exercises its option under the Adjoinder Lease to purchase the Adjoinder Premises, and, (ii) after Tenant exercises its options to purchase both the Lease Premises and the Adjoinder Premises, the obligation of Landlord to convey the Leased Premises to Tenant is conditioned upon a simultaneous closing of the purchase by Tenant of both the Leased Premises and the Adjoinder Premises, with a simultaneous payment by Tenant of both the Purchase Price and the price specified in the Adjoinder Lease to purchase the Adjoinder Premises.

      12. Clause (i) of the second sentence in Exhibit B-1 to the Lease (Prevailing Base Rent) shall be amended by substituting "minimum rent" for "gross minimum rent".

      13. Exhibit B-2 to the Lease (Base Rent Schedule) shall be deleted in its entirety and replaced with Replacement Exhibit B-2, attached hereto.

      14. Unless expressly amended, modified or supplemented herein, all terms and provisions set forth in the Lease, as amended by the First Amendment, shall remain in full force and effect.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment to Lease on the date first above referenced.


                                           CORPORATE DRIVE ASSOCIATES, LLC an
                                           Indiana limited liability company


                                           By: /s/ Michael G. Browning
                                              -----------------------------
                                              Michael G. Browning, Member





                                           BRIGHTPOINT, INC., a Delaware
                                           corporation, f/k/a WHOLESALE
                                           CELLULAR USA, INC.


                                           By: /s/ J. Mark Howell
                                              ---------------------------

                                           Printed:  J. Mark Howell
                                                   ----------------------

                                           Title:  CFO
                                                 ------------------------


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                                  EXHIBIT B-2
                              (ORIGINAL BUILDING)

                               BASE RENT SCHEDULE



Commencement Date through Year 10            -    $5.73 per gross square foot
                                                          based on 84,928 square feet

Portion of Year 11 prior to Expiration Date       -    Greater of $7.00 per gross square foot
                                                       or the Prevailing Base Rent
                                                       (as defined on Exhibit B-1)
                                                       based on 84,928 square feet

First Extension Term                              -    determined pursuant to Exhibit B-1
                                                       based on 84,928 square feet
                                                       (provided that Base Rent during the
                                                       last year of the First Extension
                                                       Term shall not be less than $7.70
                                                       per gross square foot)

Second Extension Term                        -    determined pursuant to Exhibit B-1
                                                       based on 84,928 square feet
                                                       (provided that Base Rent during the
                                                       last year of the Second Extension
                                                       Term shall not be less than $8.50
                                                       per gross square foot)


The Base Rent for the Warehouse Space prior to the substantial completion or earlier occupancy of the Office Space shall be prorated based on the square footage of the Warehouse Space. (57,420 sq. ft. x 5.73 per gross square foot/12 = 27,418.05 per month). Upon the substantial completion or earlier occupancy of the Office Space, Tenant shall pay Base Rent on the entire 84,928 square feet comprising the Leased Premises as set forth in the above schedule.